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                                  EXHIBIT 32.1

                            ACCOMPANYING CERTIFICATE
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            Furnished Pursuant to the Securities Exchange Act of 1934

      The undersigned Chief Executive Officer of Harvest Natural Resources, Inc. (the "Company") does hereby certify as follows:

      This report on Form 10-K of Harvest Natural Resources, Inc. for the period ended December 31, 2004 and filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 22, 2005              By: /s/ Peter J. Hill
                                          -------------------------------------
                                          Peter J. Hill
                                          President and Chief Executive Officer